______________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                         Date of Report: August 25, 1998
                        (Date of earliest event reported)




                        FIRSTPLUS Investment Corporation
                    --------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



Nevada                             333-26527               75-2596063
----------------------------------------------------------------------
(State or Other Jurisdiction      (Commission         (I.R.S. Employer
 of Incorporation)                 File Number)        Identification No.)

3773 Howard Hughes Parkway
Suite 300N
Las Vegas, Nevada                                          89109
----------------------------------------------------------------------
(Address of Principal                                     (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (702) 892-3772

                                    No Change
             -------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)








Item 5. Other Events
        ------------

         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-26527) pursuant to which the Registrant registered issuances of FIRSTPLUS Home Loan Owner Trust asset backed securities, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated September 10, 1997, and the related Prospectus Supplement, dated August 19, 1998 (collectively, the "Prospectus"), which were previously filed with the Commission pursuant to Rule 424(b)(5), relating to the publicly offered FIRSTPLUS Home Loan Owner Trust 1998-5 Asset Backed Securities, Series 1998-5, consisting of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class M-1,
Class M-2 and Class B-1 Asset Backed Notes (the "Publicly Offered Securities"). Capitalized terms used but not defined herein have the meanings assigned to such terms in the Prospectus.

         The Publicly Offered Securities were sold to Bear, Stearns & Co. Inc. ("Bear Stearns"), Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and PaineWebber Incorporated (collectively, the "Underwriters") pursuant to the terms of an underwriting agreement dated September 10, 1997, as supplemented by a terms agreement dated August 19, 1998 (the "Underwriting Terms Agreement"), each among Bear Stearns, as representative (the "Representative") of the Underwriters (such underwriting agreement, together with such terms agreement, the "Underwriting Agreement"), the Registrant, FIRSTPLUS FINANCIAL, INC. ("FFI") and FIRSTPLUS Financial Group, Inc. A copy of the Underwriting Agreement is filed herewith as Exhibit
1.1. A copy of the  Underwriting  Terms Agreement is filed herewith as Exhibit
1.2.

         The Notes were issued pursuant to an Indenture dated as of August 1, 1998 (the "Indenture") among FIRSTPLUS Home Loan Owner Trust 1998-5 (the "Issuer" or the "Trust") and U.S. Bank National Association, as Indenture Trustee (the "Indenture Trustee"). A copy of the Indenture is filed herewith as Exhibit 4.1.

         The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust primarily include a pool of home loans (the "Home Loans") consisting of loans which are secured by mortgages, deeds of trust or other similar security instruments. The Home Loans consist of loans for which the related proceeds were used to finance (i) property improvements,
(ii) debt consolidation, or (iii) a combination of property improvements, cash-out or other consumer purposes.

         The Home Loans were sold by FFI to the Registrant pursuant to the terms of a Loan Sale Agreement dated as of August 1, 1998 (the "Loan Sale Agreement") and were simultaneously sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement (defined below).

         The Home Loans will be serviced by FFI, an affiliate of the Registrant, pursuant to the terms of a Sale and Servicing Agreement dated as of August 1, 1998 (the "Sale and Servicing Agreement") among the Registrant, as Seller, FFI, as Transferor and Servicer, the Issuer, and U.S. Bank National Association, as Indenture Trustee and Co-Owner Trustee. A copy of the Sale and Servicing Agreement is filed herewith as Exhibit 10.1.

         The Home Loan Pool consists of 14,539 Home Loans having a Pool Principal Balance as of the July 31, 1998 Cut-Off Date of $499,988,110.54.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits

         Exhibit No.       Description
         -----------       -----------

               1.1            Underwriting Agreement

               1.2            Underwriting Terms Agreement

               4.1            Indenture

              10.1            Sale and Servicing Agreement

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FIRSTPLUS INVESTMENT CORPORATION



                                     By:   /s/ Lee F. Reddin
                                        --------------------
                                        Name:  Lee F. Reddin
                                        Title: Vice President



Dated:  September 4, 1998



                                  EXHIBIT INDEX
                                  -------------



Exhibit No.            Description                                  Page No.
-----------            -----------                                  --------

     1.1      Underwriting Agreement

     1.2      Underwriting Terms Agreement

     4.1      Indenture

     10.1     Sale and Servicing Agreement